SUPPLEMENT TO

PROSPECTUS

Calvert Social Investment Fund (CSIF) Balanced Portfolio

CSIF Equity Portfolio

CSIF Enhanced Equity Portfolio

CSIF Bond Portfolio

CSIF Money Market Portfolio

Calvert Social Index Fund

Calvert Large Cap Growth Fund

Calvert Capital Accumulation Fund

Calvert World Values International Equity Fund

Calvert New Vision Small Cap Fund

Date of Prospectus: January 31, 2003 as revised June 30, 2003

Class I (Institutional) Shares

(All Portfolios)

Date of Prospectus: January 31, 2003

Calvert Income Fund

Calvert Short Duration Income Fund

Date of Prospectus: January 31, 2003 as revised September 15, 2003

CALVERT VARIABLE SERIES, INC.

PROSPECTUS

Calvert Social Balanced Portfolio

Calvert Income Portfolio

Date of Prospectus: April 30, 2003

Date of This Supplement: October 30, 2003

Please replace the second paragraph under "About Calvert" with the following: (for Calvert Variable Series Social Balanced and Income Portfolios replace the third paragraph under "The Fund and Its Management" with the following:)

Steven Falci serves as Calvert's Chief Investment Officer, Equities and oversees the investment strategy and management of all Calvert equity and balanced portfolios.  Calvert uses a team approach to its management of the fixed-income portfolios.  Gregory Habeeb heads this team for Calvert's taxable fixed-income portfolios. Mr. Habeeb has over 20 years of experience as an analyst, trader, and portfolio manager.  Matt Nottingham is also a member of the fixed-income management team. Mr. Nottingham has 7 1/2 years of experience as an analyst, trader, and portfolio manager.